PLEDGE AGREEMENT
                                       AND
                                IRREVOCABLE PROXY

BEFORE Mtre Richard Trudeau, the undersigned notary for the Province of Quebec, practicing in the City of Longueuil,

APPEARED: THE BANK OF NEW YORK, a banking corporation organized under the Laws of the State of New York, (U.S.A.) having its head office at 101 Barclay Street, 21 West, New York, New York, 10286, U.S.A., herein acting and represented by Marie E. Trimboli, its Assistant Treasurer, hereunto duly authorized for the purposes hereof as she so declares. Notice of its address will be registered at the Register of Personal and Movable Real Rights concurrently with the registration of this Deed.

                           (hereinafter the "Trustee")

AND: SLM TRADEMARK ACQUISITION CANADA CORPORATION, a legal person being a corporation continued under the Business Corporations Act (New Brunswick), having its registered office at c/o Stewart McKelvey Stirling Scales, 10th Floor, Brunswick House, 44 Chipman Hill, P.O. Box 7289, Postal Station "A", Saint John, New Brunswick, E2L 4S6 and its principal place of business at 7405 Trans-Canada Highway, Suite 300, Ville Saint-Laurent, Quebec H4T 1Z2, herein acting and represented by Bruce Randall, its Secretary, duly authorized for the purposes hereof pursuant to a resolution adopted by its shareholders on April , 1997, a certified copy of which is annexed hereto after having been acknowledged true and signed for the purpose of identification by said representative in the presence of the undersigned Notary.

                           (hereinafter the "Grantor")

WHICH PARTIES HAVE DECLARED AS FOLLOWS:

WHEREAS THIS PLEDGE AGREEMENT shall bear formal date of April 1, 1997, notwithstanding it actual date of execution, and


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                                      - 2 -


is made between SLM Trademark Acquisition Canada Corporations Act (the "Grantor") and The Bank of New York, a banking corporation organized and existing under the laws of the State of New York, as trustee and collateral agent (the "Trustee") for the Holders referred to in the Senior Secured Note Indenture dated as of the date hereof, among SLM International, Inc. (the "Company"), as issuer, the Guarantors named therein, as guarantors, and the Trustee (as supplemented or modified from time to time in accordance with its terms, the "Indenture"). All capitalized terms used herein and not defined herein shall have the meanings set forth in the Indenture.

WHEREAS the Holders have agreed to acquire the Securities pursuant to, and subject to the terms and conditions of, the Indenture. Pursuant to the terms of the Indenture, the Grantor is required to execute and deliver a pledge agreement in the form hereof to secure the following (collectively, the "Secured Obligations"): all Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of (a) the principal of and interest on the Securities (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a), and interest that, but for the filing of a petition in bankruptcy with respect to the Company, would accrue on such obligations, whether or not a claim is allowed against the Company for such interest in the related bankruptcy proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for redemption or otherwise, (b) all obligations of the Grantor at any time and from time to time under this Pledge Agreement and (c) all other obligations of the Grantor at any time and from time to time under the Indenture and the Collateral Documents).

Accordingly, the Grantor and the Trustee hereby agree as follows:


1. Pledge. As security for the payment and performance in full of the Secured Obligations, the Grantor hereby pledges


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                                      - 3 -


(hypothecates) and, subject to the Intercreditor Agreement, delivers unto the Trustee all of the Grantor's right, title and interest in and to, 2,000 class A shares in the capital of Gestion CCM (1983) Inc./CCM Holdings (1983) Inc. ("CCM") owned by the Grantor (the "Initial Pledged Stock") represented by certificate No.: 5 and hereby hypothecates any additional shares of the capital of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire shares in the capital of CCM or any corporation successor thereto pursuant to an amalgamation or other reorganization, obtained in the future by the Grantor (collectively, the Initial Pledged Stock together with all such additional shares and securities pledged in the future, the "Pledged Stock") and (b) subject to Section 5 below, all proceeds of the Pledged Stock, including, without limitation, all cash, dividends, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for pursuant to a purchase, redemption, conversion or cancellation or other transformation for any of or all such Pledged Stock and all accessions and substitutions thereto (the items referred to in clauses (a) and (b) being collectively called the "Collateral"). Upon delivery to the Trustee, all securities now or hereafter included in the Collateral including, without limitation, the Pledged Stock shall be accompanied by an undated stock power duly executed in blank or another an other instrument of transfer satisfactory to the Trustee and by such other instruments and documents as the Trustee may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule showing a description of the securities theretofore and then being pledged hereunder. Each schedule so delivered shall supersede any prior schedules so delivered.

The amount of the hypothecs granted hereby shall be Cdn $75,000,000 with interest thereon, from the date hereof at the rate of 25% per annum.

2. Delivery of Collateral. Subject to the Intercreditor Agreement, the Grantor agrees to deliver promptly or cause to be delivered promptly to the Trustee, for its own benefit and for the


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                                      - 4 -


benefit of the Holders, any and all Pledged Stock, and any and all certificates or other instruments or documents representing any of the Collateral (together with any necessary stock power or endorsement).

3. Representations, Warranties and Covenants. The Grantor hereby represents, warrants and covenants as to itself and the Collateral pledged by it hereunder to and with the Trustee that:

     (a) except for the hypothecs granted to the Trustee and Liens permitted under the Indenture, the Grantor (i) is and, subject to the provisions of the Indenture, will at all times continue to be the direct owner, beneficially and of record, of the Pledged Stock that it is pledging hereunder, (ii) holds the Collateral that it is pledging hereunder free and clear of all Liens, charges, encumbrances and security interests of every kind and nature, and (iii) will make no assignment, pledge, hypothecation or, subject to the provisions of the Indenture, transfer of, grant any option or similar right with respect to, or create or suffer to exist any security interest in, the Collateral (or any part thereof) that it is pledging hereunder including, without limitation, by virtue of becoming bound by any agreement which restricts in any manner the rights of any present or future holder of any Pledged Stock with respect thereto, and (iv) subject to Section 5 below and the Intercreditor Agreement, will cause any and all Collateral, whether for value paid by the Grantor or otherwise, to be forthwith deposited with the Trustee and pledged or assigned hereunder;

     (b) the Grantor (i) has the requisite power and authority to pledge the Collateral it is pledging hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens, however arising, of all Persons whomsoever (other than the Liens permitted by the Indenture);

     (c) no consent or approval not obtained of any governmental body or regulatory authority or any securities


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                                      - 5 -


exchange was or is necessary to the validity of the pledge and Hypothec effected hereby;

     (d) by virtue of the execution and delivery by the Grantor of this Agreement, when the certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Trustee in accordance with this Agreement, the Trustee will obtain a valid hypothec in such Collateral as security for the repayment of the Secured Obligations;

     (e) the pledge effected hereby is effective to vest in the Trustee the rights of the Trustee in the Collateral as set forth herein;

     (f) all of the Pledged Stock has been duly authorized and validly issued and as at the date hereof, the Initial Pledged Stock constitutes 50% of the issued and outstanding shares of the capital stock of CCM;

     (g) the Grantor shall pledge hereunder, immediately upon its acquisition (directly of indirectly) thereof, any and all shares of the capital of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of the Grantor.

All representations, warranties and covenants of the Grantor contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 14 hereof.

4. Registration in Nominee Name; Denominations. Subject to the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, the Trustee shall have the right (in its sole and absolute discretion with subsequent notice to the Grantor) to hold the Pledged Securities in its own name or the name of its nominee. In addition, the Trustee shall at all times have the right to exchange the certificates representing any of the

Pledged Stock for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

5. Voting Rights; Dividends; Irrevocable Proxy; etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

     (i) The Grantor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Stock or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Indenture, and the other Collateral Documents, provided that such action would not adversely affect the rights and remedies inuring to the Trustee or the Holders under this Agreement or the Indenture or the ability of the Trustee or the Holders to exercise the same.

     (ii) The Trustee shall execute and deliver to the Grantor, or cause to be executed and delivered to the Grantor, all such proxies, powers of attorney, and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph
(iii) below.

     (iii) The Grantor shall be entitled to receive and retain any and all cash dividends paid on the Pledged Stock only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with the terms and conditions of the Indenture, the Collateral Documents and applicable laws. Any and all

     x. noncash dividends,

     y. return of capital, capital surplus or paid-in surplus, dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, and



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                                      - 7 -


     z. other distributions made on or in respect of Pledged Securities (other than distributions described in the initial sentence in (a)(iii) above), whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding share capital of CCM or received in exchange for Pledged Stock or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which CCM may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Grantor, shall not be commingled by the Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Trustee and the Holders and, subject to the Intercreditor Agreement, shall be forthwith delivered to the Trustee in the same form as so received (with any necessary endorsement).

     (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Grantor to receive any dividends, shares, instruments, securities, and other distributions which the Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5 shall cease, and all such rights shall thereupon become vested in the Trustee, which shall have the sole and exclusive right and authority to receive and retain the dividends, shares, instruments, securities and other distributions which the Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5. All dividends, shares, instruments, securities and other distributions which the Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5 which are received by the Grantor contrary to the provisions of this Section 5(b) shall be received in trust for the benefit of the Trustee, shall be segregated from other property or funds of the Grantor and shall be forthwith delivered to the Trustee as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Trustee pursuant to the provisions of this Section 5(b) shall be retained by the Trustee in an account to be established by the Trustee upon receipt of such money or other property and shall be applied in accordance with the provisions of

Section 9 hereof. After all Events of Default have been cured or waived, in writing, the Grantor shall again be entitled to receive dividends, shares, instruments, securities and other distributions which the Grantor is entitled to receive pursuant to paragraph (a)(iii) of this Section 5.

     (c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Grantor to exercise the voting and consensual rights and powers which it is entitled to exercise pursuant to Section 5(a)(i) shall cease, and pursuant to the irrevocable proxy granted herein, all such rights shall thereupon become vested in the Trustee, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Requisite Holders, the Trustee shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantor to exercise such rights. After all Events of Default have been cured or waived, the Grantor shall have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above and the obligations of the Trustee pursuant to the terms of paragraph (a)(ii) of this
Section 5 shall be reinstated.

     (d) In order to permit the Trustee to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 5(c) and to receive all dividends and other distributions which it may be entitled to receive under Section 5(a)(iii) or Section 5(b), the Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Trustee all such proxies, dividend payment orders and other instruments as the Trustee may from time to time reasonably request.

     Without limiting the effect of the foregoing, each Grantor does hereby constitute and appoint the Trustee as its proxy, and the Trustee shall have the right, upon the occurrence and during the continuance of an Event of Default, to exercise all rights, benefits, privileges and powers accruing to the Grantor, as owner of the

Pledged Stock, including, without limitation, giving or withholding consent, calling and attending shareholders meetings to be held from time to time with full power to vote and act for and in the name, place and stead of the Grantor and in the same manner, to the same extent, and with the same effect that the Grantor would if personally present at such meetings, giving to the Trustee full power of substitution and revocation, which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Stock on the record books of CCM) by any Person (including CCM or any officer or agent thereof).

                            THIS PROXY IS IRREVOCABLE

Other than the proxies given by the Grantor to the Agent, any proxy of proxies heretofore given by any Grantor to any Person or Persons whatsoever are hereby revoked. This proxy shall continue in full force and effect until such time as all Secured Obligations are paid and satisfied in full in accordance with the terms of the Indenture.

6. Issuance of Additional Stock. Except as may be permitted by the Indenture, the Grantor agrees that it will cause each of its Subsidiaries not to issue any shares or other securities, whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Stock or otherwise.

7. Supplemental Documentation. In connection with the execution and delivery of this Agreement the Grantor shall furnish or cause to be furnished to the Trustee on or prior to the Closing Date a certificate, substantially in the form of Annex A annexed hereto after having been acknowledged true and signed for the purpose of identification by the representatives herein mentioned with and in the presence of the undersigned notary, signed by an Authorized Officer of the Grantor dated the Closing Date, certifying that, as of the date of such certificate, all representations and warranties of the Grantor in Section 3 hereof are true and correct and that the Grantor is in compliance with all conditions, agreements and covenants to be observed or performed hereunder.

8. Remedies upon Event of Default. Subject to the Intercreditor Agreement, if an Event of Default shall have occurred and be continuing, the Trustee may, in addition to all other rights and remedies provided for herein or otherwise available to it, including all the rights and remedies of hypothecary creditor under the Civil Code of Quebec, sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Trustee shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Trustee shall give the Grantor 10 days' written notice (which the Grantor agrees is reasonable notice for all purposes under applicable law) of the Trustee's intention to make any sale of the Grantor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Trustee may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Trustee may (in its sole and absolute discretion) determine. The Trustee shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Trustee until the sale price is paid in full by the purchaser or purchasers thereof, but the Trustee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 8, the Trustee may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of the Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Trustee may make payment on account thereof by using any claim then due and payable to the Trustee from the Grantor as a credit against the purchase price, and the Trustee may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantor therefor. The Grantor shall remain liable for any deficiency. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Trustee shall be free to carry out such sale pursuant to such agreement, and the Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Trustee shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Trustee may proceed by a suit or suits at law to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

9. Application of Proceeds of Sale. The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Trustee in accordance with Section 506 of the Indenture.

10. Trustee Appointed Attorney-in-Fact. The Grantor hereby appoints the Trustee the attorney-in-fact of the Grantor upon the occurrence and during the continuance of an Event of Default solely for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Trustee may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable. Without limiting the generality of the foregoing, the Trustee shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Trustee's name or in the name of the Grantor, to ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Grantor representing any interest or dividend, or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Trustee or the Holders to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Trustee or the Holders, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Trustee or the Holders or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Trustee or the Holders in the absence of the gross negligence or wilful misconduct of the Trustee or the Holders.

11. No Waiver. No failure on the part of the Trustee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Trustee preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Trustee and the Holders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

12. Security Interest Absolute. All rights of the Trustee hereunder, the grant of hypothecs in the Collateral and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Indenture, any guarantee or other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture or any other agreement or instrument, (iii) any exchange, release or nonperfection of any Lien on other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Secured Obligations or in respect of this Agreement (other than the indefeasible payment in full of all of the Secured Obligations and subject to Section 14 of this Agreement).

13. Trustee's Fees and Expenses. The provisions of Sections 503 and 607 of the Indenture with respect to the reimbursement of fees and expenses and indemnification are hereby deemed incorporated herein in their entirety and shall be binding upon the Grantor as if set forth herein, and the Grantor shall be obligated to, (x) upon demand, pay to the Trustee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale or other disposition of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Trustee hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof, and (y) indemnify the Trustee and the Holders. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Security Documents. The obligations contained in this Section 13 shall survive the termination of this Agreement or the resignation or removal of the Trustee.

14. Termination. This Agreement shall terminate when all the Secured Obligations have been fully and indefeasibly paid in cash, at which time the Trustee shall reassign without any representations or warranties and deliver, to the Grantor, or to such Person or Persons as the Grantor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise still be held by it hereunder, together with appropriate instruments of reassignment and release; provided, however, that all indemnities of the Grantor contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement. Any such reassignment shall be without recourse to or warranty by the Trustee and at the expense of the Grantor. The security interest hereunder shall automatically terminate in any Collateral that is permitted to be sold or disposed of by the Indenture or as otherwise released pursuant to Section 1103 of the Indenture. The Trustee shall promptly take such action, and execute such releases, termination statements or other documents as may be reasonably requested by an interested party, at the expense of the Grantor, to evidence the termination and releases contemplated hereby.

15. Notices. All communications and notices hereunder shall be in writing and shall be given (i) in the case of the Grantor in care of SLM International, Inc. at 7405 Trans Canada Highway, Suite 300, St. Laurent Quebec H4T 1Z2, Canada (Telecopy No. (514) 331-7061), Attention: Russell David, Vice President- Finance, with a copy to Morgan, Lewis & Bockius, LLP, 101 Park Avenue, New York, New York 10178-0060, Attention: David W. Pollak, Esq. (Telecopy No. (212) 309-6273), and (ii) in the case of the Trustee, The Bank of New York at 101 Barclay Street, 21 West, New York, New York 10286, (Telecopy
No.: 212-815-5915) Attention: Corporate Trust Administrator.

16. Further Assurances. The Grantor agrees at its expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Trustee may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Trustee its rights and remedies hereunder.

17. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Trustee as Collateral under this Agreement, except as contemplated or permitted by this Agreement or the Indenture.

18. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE PROVINCE OF QUEBEC AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

19. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

20. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Grantor shall have been delivered to the Trustee, and the Trustee shall have executed this Agreement.

21. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

22. English Language. The parties hereto confirm that it is their wish that this Agreement as well as any other documents relating thereto, including notices, have been and shall be drawn up in the English language only.

Les parties aux presentes confirment leur volonte que cette convention de meme que tous les documents, y compris tous avis, s'y rattachant, solent rediges en langue anglaise seulement.

23. Intercreditor Agreement. This Agreement, including the right of Trustee to exercise remedies hereunder, shall be subject to the terms and conditions of the Intercreditor Agreement. Notwithstanding the foregoing or any reference to the Intercreditor Agreement herein, the Grantor agrees and acknowledges that neither this Agreement nor the Intercreditor Agreement provides such Grantor with any rights as a third party beneficiary or otherwise.

WHEREOF ACT:

DONE AND PASSED in the City of Montreal, Province of Quebec, on this eleventh day (11th) of April, Nineteen hundred and ninety-seven (1997), under number of the original of the minutes of the undersigned notary.

AND after the parties had declared to have taken cognizance of these presents and to have exempted the said Notary from reading them or causing them to be read, the said duly authorized representative of the Grantor and the Trustee respectively have signed these presents, all in the presence of the said Notary who has also signed.


                           SLM TRADEMARK ACQUISITION
                               CANADA CORPORATION

                           By: _____________________________
                               Bruce Randall

                           THE BANK OF NEW YORK, as Trustee

                           By: _____________________________
                               Marie E. Trimboli

                           _________________________________
                           Me Richard Trudeau, Notary

                                     ANNEX A

                              OFFICER'S CERTIFICATE



The undersigned officer of SLM Trademark Acquisition Canada Corporation, a New Brunswick corporation, (the "Corporation") hereby certifies on behalf of the Corporation as follows:

1. The undersigned has read the Pledge Agreement dated as of April 1, 1997 (the "Pledge Agreement"), between the Corporation and The Bank of New York, a New York banking corporation, as trustee and collateral agent (the "Trustee") for the Holders referred to in the Senior Secured Note Indenture dated as of the date hereof, among SLM International, Inc., as issuer, the guarantors named therein (the "Guarantors") and the Trustee.

2. The representations and warranties contained in Section 3 of the Pledge Agreement are true and correct as of the date hereof.

3. The Corporation is in compliance with all conditions, agreements and covenants to be observed or performed under the Pledge Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this ____ day of April, 1997.

                  SLM Trademark Acquisition Canada Corporation


                   By: _______________________________________
                       Name:
                      Title:

******                              ******                                 *****

The foregoing is Annex A annexed to the Pledge Agreement and Irrevocable Proxy granted by SLM Trademark Acquisition Canada Corporation in favour of The Bank of New York before Mtre

Richard Trudeau, Notary, on the eleventh (11th) day of April Nineteen hundred and ninety-seven (1997) under number

(                 ) of his  minutes  and  recognized  as true and  signed by the representatives therein mentioned with and in the presence of the undersigned Notary.


                           _________________________________________

                           _________________________________________

                           _________________________________________
                           Mtre Richard Trudeau, Notary